SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2004

DOMINO’S, INC.

(Exact name of Registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	333-107774 (Commission File Number)	38-3025165 (I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106

(Address of Principal Executive Offices) (Zip Code)

(734) 930-3030

Registrant’s Telephone number, including area code

Item 5.    Other Events.

As announced in a press release dated April 13, 2004, which is attached hereto as Exhibit 99.1, TISM, Inc., the parent company of Domino’s, Inc., and one of TISM’s subsidiaries, Domino’s Pizza, Inc., filed a registration statement on Form S-1 with the Securities and Exchange Commission to register the sale of shares of common stock in an initial public offering.

Item 7.    Financial Statements and Exhibits

Exhibit         99.1 Press Release date April 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S, INC.

/S/ HARRY J. SILVERMAN
Name:	Harry J. Silverman
Title:	Chief Financial Officer

Date:    April 13, 2004